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                                                                  EXHIBIT #23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As the independent public accountants of Camden National Corporation, we hereby consent to the incorporation of our report included in this Form 10-Q, into the Company's previously filed Registration File Number 333-95157.


Berry, Dunn, McNeil & Parker, LLC

Portland, Maine
August 11, 2000